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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15 (d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported)   April 28, 1998


                           CAMELOT CORPORATION
     (Exact Name of Registrant as Specified in its Charter)




     Colorado               0-8299               84-0681531
   (State of             (Commission         (IRS Employer
   Incorporation)        File Number)        Identification No.)




           2415 Midway Road, Suite 121, Carrollton, Texas  75006
(Address of Principal Executive Offices)





Registrant's  telephone number, including area code:  (972)  733-
3005

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ITEM 1.   Change of Control of Registrant

On April 28, 1998, Adina, Inc., which owns 1,345,295 Preferred Shares, Series J, of the Registrant sold those shares to Forsam Venture Funding, Inc. in exchange for Preferred Shares in Forsam Venture Funding, Inc.. Therefore, Forsam Venture Funding, Inc. now has voting shares constituting 26.9% of the outstanding vote of Registrant, which may be considered control of Registrant.


                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     CAMELOT CORPORATION

                     By:   /s/ Daniel Wettreich
                         Daniel Wettreich
                         President


Dated:  May 8, 1998